Exhibit 10.2
EXECUTION VERSION

OMNIBUS SECOND AMENDMENT TO
MASTER NOTE AGREEMENT AND SUBSIDIARY GUARANTY AGREEMENT
THIS OMNIBUS SECOND AMENDMENT TO MASTER NOTE AGREEMENT AND SUBSIDIARY GUARANTY AGREEMENT (this “Amendment”), is made and entered into as of September 28, 2022, by and among FASTENAL COMPANY, a Minnesota corporation (the “Company”), FASTENAL COMPANY PURCHASING, a Minnesota corporation (“Fastenal Purchasing”), and FASTENAL IP COMPANY, a Minnesota corporation (“Fastenal IP”; and together with Fastenal Purchasing, the “Subsidiary Guarantors”), on the one hand, and Metropolitan Life Insurance Company (“MLIC”), MetLife Investment Management, LLC (“MIM”), NYL Investors LLC (“NYL”), PGIM, Inc. (“Prudential”) and each holder of Notes (as defined in the Note Agreement defined below) that are signatories hereto (such holders, together with their successors and assigns, the “Noteholders”), on the other hand.
W I T N E S S E T H:
WHEREAS, the Company, MLIC, NYL, Prudential and the Purchasers (as defined in the Note Agreement defined below) are parties to a certain Master Note Agreement, dated as of July 20, 2016, as amended by the Omnibus First Amendment to Master Note Agreement and Subsidiary Guaranty Agreement dated as of November 30, 2018 and the Consent, Waiver and Agreement to Master Note Agreement dated as of June 10, 2020 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Note Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Note Agreement), pursuant to which the Company previously issued and sold (a) $40,000,000 in aggregate principal amount of its 2.00% Series A Senior Notes Due July 20, 2021 (the “Series A Notes”), (b) $35,000,000 in aggregate principal amount of its 2.45% Series B Senior Notes Due July 20, 2022 (the “Series B Notes”), (c) $60,000,000 in aggregate principal amount of its 3.22% Series C Senior Notes Due March 1, 2024 (the “Series C Notes”), (d) $75,000,000 in aggregate principal amount of its 2.66% Series D Senior Notes Due May 15, 2025 (the “Series D Notes”), (e) $50,000,000 in aggregate principal amount of its 2.72% Series E Senior Notes Due May 15, 2027 (the “Series E Notes”), (f) $70,000,000 in aggregate principal amount of its 1.69% Series F Senior Notes due June 24, 2023 (the “Series F Notes”), (g) $25,000,000 in aggregate principal amount of its 2.13% Series G Senior Notes due June 24, 2026 (the “Series G Notes”) and (h) $50,000,000 in aggregate principal amount of its 2.50% Series H Senior Notes due June 24, 2030 (the “Series H Notes”; and together with the Series A Notes, the Series B Notes, the Series C Notes, the Series D Notes, the Series E Notes, the Series F Notes and the Series G Notes, the “Notes”);
WHEREAS, the Subsidiary Guarantors are parties to a certain Subsidiary Guaranty Agreement in favor of MLIC, NYL, Prudential and the Noteholders, dated as of July 20, 2016 as amended by the Omnibus First Amendment to Master Note Agreement and Subsidiary Guaranty Agreement dated as of November 30, 2018 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Subsidiary Guaranty”);

WHEREAS, the Series C Notes, the Series D Notes, the Series E Notes, the Series F Notes, the Series G Notes and the Series H Notes are the only Notes currently outstanding under the Note Agreement and the Noteholders are the holders of 100% of such Notes;
WHEREAS, the Company has requested that the Noteholders amend certain provisions of the Note Agreement, and subject to the terms and conditions hereof, the Noteholders are willing to amend the Note Agreement in the respects but only in the respects set forth below;
WHEREAS, the Subsidiary Guarantors have requested that the Noteholders amend certain provisions of the Subsidiary Guaranty, and subject to the terms and conditions hereof, the Noteholders are willing to amend the Subsidiary Guaranty in the respects but only in the respects set forth below;
NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are hereby acknowledged, the Company, the Subsidiary Guarantors and the Noteholders agree as follows:
1.Amendments to the Note Agreement.
(a)    The references to “$600,000,000” (i) on the cover page of the Note Agreement, (ii) following the address block on the first page of the Note Agreement and (iii) in Section 1 of the Note Agreement are each hereby deleted and replaced with “$900,000,000”.
(b)    Section 2.1(b)(1) of the Note Agreement is hereby amended and restated in its entirety to read: “(1) September 28, 2027 (or if such date is not a Business Day, the Business Day next preceding such date)”.
(c)    Section 2.1(d)(2) of the Note Agreement is hereby amended by deleting the words “the LIBOR Rate” therein and replacing them with the words “Term SOFR”.
(d)    The penultimate sentence in Section 2.1(e) of the Note Agreement is hereby amended in its entirety to read as follow:
If the Accepted Note is a Floating Rate Note, then the Floating Rate Note Margin and the Term SOFR Adjustment specified in the Confirmation of Acceptance shall remain constant for the life of such Note.
(e)    Section 2.1(h) of the Note Agreement is hereby amended in its entirety to read as follow:
(h)    Determination and Notification of Floating Interest Rates. Two U.S. Government Business Days prior to the commencement of any Interest Period with respect to a Series of Floating Rate Notes, the applicable Investor Group Representative shall determine the Floating Interest Rate applicable to such Series of Floating Rate Notes, and will give notice (by email or facsimile) to the Company of Term SOFR for such Interest Period, as such rate is published by the Term SOFR Administrator. All such determinations by the relevant Investor Group Representative shall be binding on the Company in the absence of manifest error. The Interest Period specified in the relevant Confirmation of Acceptance for a Floating Rate Note shall remain constant during the life of such Note.

(f)    Section 2 of the Note Agreement is hereby amended by adding the following Section 2.1(i) at the end thereof:
(i)    Benchmark Replacement Section.
(1)    Benchmark Replacement. Notwithstanding anything to the contrary herein, upon the occurrence of a Benchmark Transition Event with respect to a Series of Floating Rate Notes, the relevant Investor Group Representative and the Company may amend this Agreement with respect to such Series of Floating Rate Notes and such Floating Rate Notes to replace the then-current Benchmark for such Series of Floating Rate Notes with a Benchmark Replacement for such Series of Floating Rate Notes. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. (New York City time) on the fifth Business Day after the relevant Investor Group Representative has delivered such proposed amendment to the Company. No replacement of a Benchmark with respect to a Series of Floating Rate Notes with a Benchmark Replacement pursuant to this Section 2.1(i) will occur prior to the applicable Benchmark Transition Start Date for such Series of Floating Rate Notes.
(2)    Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement with respect to a Series of Floating Rate Notes, the relevant Investor Group Representative will have the right to make Conforming Changes with respect to such Series of Floating Rate Notes from time to time and, notwithstanding anything to the contrary herein, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement.
(3)    Notices; Standards for Decisions and Determinations. The relevant Investor Group Representative will promptly notify the Company and the holders of the relevant Series of Floating Rate Notes of (i) the implementation of any Benchmark Replacement with respect to such Series of Floating Rate Notes and (ii) the effectiveness of any Conforming Changes with respect to such Series of Floating Rate Notes in connection with the use, administration, adoption or implementation of a Benchmark Replacement for such Series of Floating Rate Notes.
(g)    Section 10.6 of the Note Agreement is hereby amended by deleting clauses (k) and (l) thereof and replacing them with the following clauses (k), (l) and (m):

(k)    Liens related to judgments or orders that do not constitute an Event of Default under Section 11(i);
(l)    Liens arising from the filing of precautionary UCC financing statements relating solely to Permitted Receivables Sale Transactions and subject to the further limitations under 10.7(f); and
(m)    other Liens not otherwise permitted by clauses (a) through (l) of this Section 10.6 securing Indebtedness or other liabilities or obligations, provided that (1) the aggregate principal amount of Indebtedness or other liabilities or obligations at any time outstanding secured by Liens described in this clause (m) shall be permitted by (i) Section 10.13(a) determined on a pro forma basis as of the end of the most recent fiscal quarter of the Company for which financial statements have been delivered pursuant to Section 7.1 and (ii) Section 10.13(c) and (2) at the time of the incurrence thereof and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing and provided further that, notwithstanding the foregoing, the Company will not, and will not permit any Subsidiary to, secure any Indebtedness outstanding under or pursuant to any Material Credit Facility pursuant to this Section 10.6(m) unless and until (A) the Notes (and the Subsidiary Guaranty and any other guaranty delivered in connection therewith) shall concurrently be secured equally and ratably with such Indebtedness pursuant to documentation reasonably acceptable to the Required Holders in substance and in form, including, without limitation, an intercreditor agreement, and (B) the holders of the Notes shall have received opinions of counsel to the Company and/or any such Subsidiary, as the case may be, in substance and form reasonably acceptable to the Required Holders from counsel that is reasonably acceptable to the Required Holders.
(h)    Section 10.7 of the Note Agreement is hereby amended by deleting clauses (e) and (f) thereof and replacing them with the following clauses (e), (f) and (g):
(e)    sales of Investments permitted by Section 10.8(a);
(f)    sales of receivables in connection with a Permitted Receivable Sale Transaction not to exceed $90,000,000 in the aggregate in any fiscal year; and
(g)    any other lease, sale or other disposition of its Property that, together with all other Property of the Company and its Subsidiaries previously leased, sold or disposed of pursuant to this clause (g) during the four quarter period ending with the quarter in which such lease, sale or other disposition occurs, does not exceed 10% of the Company’s and its Subsidiaries’ consolidated total assets (as determined as of the last day of the most recently ended fiscal quarter for which financial statements have been provided under Section 7.1), and provided that after giving effect to any disposition of majority ownership or all or substantially all of the assets of any Subsidiary Guarantor, (i) no Default or Event of Default shall have occurred and be continuing and (2) the Company shall be in compliance on a Pro Forma Basis with the financial covenants contained in

Section 10.13 as of the last day of the most recent fiscal quarter ended prior to the consummation of such disposition for which financial statements have been delivered pursuant to Section 7.1 calculated as if such disposition, including the consideration therefor, had been consummated on such date.
(i)     Clauses (e) and (f) of Section 10.8 of the Note Agreement are hereby amended in their entirety to read as follow:
(e)    The repurchase of any (i) Capital Stock of Company, provided that as of the date of such repurchase (1) no Default or Event of Default shall have occurred and be continuing or would result therefrom and (2) the Company shall be in compliance, on a pro forma basis, with the financial covenants set forth in Section 10.13 as of the end of the most recent fiscal quarter of the Company for which financial statements have been delivered pursuant to Section 7.1 or (ii) of the Notes in accordance with Section 8.5, provided such Notes are then canceled in accordance with the last sentence thereof; and
(f)    other Investments made after the Second Amendment Effective Date, provided (i) that the aggregate amount of such other Investments does not exceed 35% of Consolidated Net Worth and (ii) that after giving effect to such Investment, the Company shall be in compliance on a pro forma basis with the financial covenants contained in Section 10.13 and each such financial calculation made as of the last day of the most recent fiscal quarter ended for which financial statements have been delivered pursuant to Section 7.1. In determining the amount of Investments permitted under this clause (f), loans, advances, bonds, notes, debentures and similar Investments shall be taken at the principal amount thereof then remaining unpaid, and stocks, mutual funds, partnership interests and similar Investments shall be taken at the original cost thereof (regardless of any subsequent appreciation or depreciation therein) net of any cash distributions in respect thereof.
(j)    Section 10.9 of the Note Agreement is hereby amended in its entirety to read as follow:
Section 10.9    [Reserved].
(k)    Section 10.13(b) of the Note Agreement is hereby amended by deleting the reference therein to “$400,000,000” and replacing it with “$500,000,000”.
(l)    Schedule A to the Note Agreement is hereby amended to insert the following new definitions therein in proper alphabetical order:
“Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark for a Series of Floating Rate Notes, then “Benchmark” means the applicable Benchmark Replacement for such Series of Floating Rate Notes to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.1(i).

“Benchmark Replacement” means, with respect to any Benchmark Transition Event with respect to a Series of Floating Rate Notes, the sum of: (a) the alternate benchmark rate that has been selected by the relevant Investor Group Representative giving due consideration to (1) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (2) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark with respect to such Series of Floating Rate Notes for U.S. dollar-denominated credit facilities at such time and (b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the applicable Floor for any Series of Floating Rate Notes, such Benchmark Replacement will be deemed to be the applicable Floor for such Series of Floating Rate Notes for purposes of this Agreement.
“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark for a Series of Floating Rate Notes with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the relevant Investor Group Representative giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for dollar-denominated credit facilities at such time.
“Benchmark Replacement Date” means, with respect to a Series of Floating Rate Notes, the earliest to occur of the following events with respect to the then-current Benchmark for such Series of Floating Rate Notes:
(a)    in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (1) the date of the public statement or publication of information referenced therein and (2) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide the applicable tenor of such Benchmark (or such component thereof); or
(b)    in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if the applicable tenor of such Benchmark (or such component thereof) continues to be provided on such date.

“Benchmark Transition Event” means, with respect to a Series of Floating Rate Notes, the occurrence of one or more of the following events with respect to the then-current Benchmark for such Series of Floating Rate Notes:
(a)    a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide the applicable tenor of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the applicable tenor of such Benchmark (or such component thereof);
(b)    a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide the applicable tenor of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the applicable tenor of such Benchmark (or such component thereof); or
(c)    a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that the applicable tenor of such Benchmark (or such component thereof) is not, or as of a specified future date will not be, representative.
“Benchmark Transition Start Date” means, in the case of a Benchmark Transition Event with respect to a Series of Floating Rate Notes, the earlier of (a) the applicable Benchmark Replacement Date for such Series of Floating Rate Notes and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication).
“Conforming Changes” means, with respect to either the use or administration of the Term SOFR Reference Rate or the use, administration, adoption or implementation of any Benchmark Replacement with respect to a Series of Floating Rate Notes, any technical, administrative or operational changes (including changes to the definition of “U.S. Government Securities

Business Day,” the definition of “Interest Period” or any similar or analogous definition, timing and frequency of determining rates and making payments of interest, timing of Requests for Purchases or prepayment notices, the applicability and length of lookback periods, and other technical, administrative or operational matters) that the relevant Investor Group Representative decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the relevant Investor Group Representative in a manner substantially consistent with market practice (or, if the relevant Investor Representative decides that adoption of any portion of such market practice is not administratively feasible or if the relevant Investor Group Representative determines that no market practice for the administration of any such rate exists, in such other manner of administration as the relevant Investor Group Representative decides is reasonably necessary in connection with the administration of this Agreement and the relevant Floating Rate Notes.
“Floor” means, with respect to any Floating Rate Notes, the “Floating Rate Floor” (if any) specified for such Floating Rate Notes in the relevant Confirmation of Acceptance for such Floating Rate Notes.
“Permitted Receivables Sale Transaction” means a disposition of the Company’s receivables (and any drafts relating thereto) that complies with the following terms: (a) such transaction arises in the ordinary course of business and involves a purchaser that is not an Affiliate of the Company, and (b) the sale shall be without recourse to the Company (other than for customary recourse relating to breaches of customary warranties) and include consideration paid solely in cash and in an amount equal to the fair market value of the receivables (and any drafts relating thereto) included in such transaction, less a customary nominal discount fee owing or payable to the purchaser.
“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.
“Second Amendment Effective Date” means September 28, 2022.
“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.
“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).
“Term SOFR” means for any calculation with respect to a Floating Rate Note, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR

Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day; provided further that if Term SOFR as so determined shall ever be less that the applicable Floor, then Term SOFR shall be deemed to be the applicable Floor.
“Term SOFR Adjustment” means with respect to any Floating Rate Note, the percentage per annum specified for such Floating Rate Note in the relevant Confirmation of Acceptance.
“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the relevant Investor Group Representative in its reasonable discretion).
“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.
“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement for a Series of Floating Rate Notes excluding the related Benchmark Replacement Adjustment for such Series of Floating Rate Notes.
“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
(m)    The following definitions set forth in Schedule A to the Note Agreement are hereby amended in their entirety to read as follows:
“Business Day” means (a) for the purposes of Section 8.7 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed, (b) with respect to all notices and determinations in connection with, and payments of principal and interest on, any Floating Rate Note as to which the interest rate is determined by reference to Term SOFR, any day that is a U.S. Government Securities Business Day and (c) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in

Minneapolis, Minnesota or New York, New York or are required authorized to be closed.
“Floating Interest Rate” means, with respect to any Interest Period of a Note that bears a floating interest rate, the sum of the Floating Rate Note Margin for such Note plus the Term SOFR Adjustment for such Note plus Term SOFR for such Interest Period.
(n)    The definitions of “LIBOR” and “Restricted Payments” set forth in Schedule A to the Note Agreement are hereby deleted in their entirety.
(o)    Each reference to “$200,000,000” in Schedule B to the Note Agreement is hereby deleted and replaced with “$300,000,000.”
(p)    Schedule 1-B to the Note Agreement is hereby amended in its entirety to read as Schedule 1-B hereto.
(q)    Schedule 2.1(e) to the Note Agreement is hereby amended in its entirety to read as Schedule 2.1(e) hereto.
2.Amendment to Subsidiary Guaranty.
(a)    The references to “$600,000,000” (i) in paragraph Roman numeral I of the Subsidiary Guaranty and (ii) in paragraph Roman numeral I of the Guarantor Supplement attached as Exhibit A to the Subsidiary Guaranty are each deleted and replaced with “$900,000,000”.
3.Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of MLIC, MIM, NYL, Prudential or the holders of the Notes hereunder, it is understood and agreed that this Amendment shall not become effective, and neither the Company nor the Subsidiary Guarantors shall have any rights under this Amendment, until MLIC, MIM, NYL, Prudential and the Noteholders shall have received (i) without limiting Section 9 hereof, reimbursement or payment of its costs and expenses incurred in connection with this Amendment (including reasonable fees, charges and disbursements of ArentFox Schiff LLP, counsel to the Noteholders), to the extent reflected in a statement of MLIC, MIM, NYL, Prudential, any Noteholder or such counsel delivered to the Company at least one Business Day prior to the date of this Amendment, (ii) executed counterparts to this Amendment from the Company, the Subsidiary Guarantors, MLIC, MIM, NYL, Prudential and the Noteholders, and (iii) executed counterparts of the Bank Credit Agreement, which shall have been, or concurrently herewith shall be, amended to reflect terms substantially similar to those set forth in Section 1 clauses (g), (h), (i), (j) and (k) of this Amendment.
4.Representations and Warranties. To induce MLIC, MIM, NYL, Prudential and the Noteholders to enter into this Amendment, the Company and the Subsidiary Guarantors hereby represent and warrant to MLIC, MIM, NYL, Prudential and the Noteholders that:
(a)    The Company and each Subsidiary Guarantor has the corporate or other legal entity power and authority to execute and deliver this Amendment and to perform the provisions of this Amendment, the Note Agreement, as amended hereby (the Note Agreement as so amended, the “Amended Note Agreement”) (in the case of the Company) and the Subsidiary Guaranty, as amended hereby (the Subsidiary Guaranty, as so amended, the “Amended Subsidiary Guaranty”) (in the case of the Subsidiary Guarantors).
(b)     This Amendment has been duly authorized by all necessary corporate or other legal entity action on the part of the Company and each Subsidiary Guarantor, and this Amendment, the Amended Note Agreement (in the case of the Company) and the Amended Subsidiary Guaranty (in the case of the Subsidiary Guarantors) constitute legal, valid and binding obligations of the Company and Subsidiary Guarantors, enforceable against the Company and Subsidiary Guarantors in accordance with their terms, except as such enforceability may be limited by (1) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
(c)    The execution and delivery of this Amendment and the performance by the Company and the Subsidiary Guarantors of this Amendment, the Amended Note Agreement (in the case of the Company) and the Amended Subsidiary Guaranty (in the case of the Subsidiary Guarantors) do not (1) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, shareholders agreement or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective Properties may be bound or affected, (2) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (3) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.
(d)    No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution or delivery by the Company or any Subsidiary Guarantor of this Amendment or the performance by the Company or a Subsidiary Guarantor of this Amendment, the Amended Note Agreement (in the case of the Company) or the Amended Subsidiary Guaranty (in the case of the Subsidiary Guarantors).
(e)    After giving effect to this Amendment, (1) except with respect to Schedule 5.4 and Schedule 5.15 of the Note Agreement, which have not been updated since delivery to MLIC, MIM, NYL and Prudential of the Requests for Purchase dated June 24, 2020, the representations and warranties of the Company contained in the Note Agreement and of the Subsidiary Guarantors contained in the Subsidiary Guaranty are true and correct as of the date hereof (unless expressly stated to relate to an earlier date, in which case such representations and warranties were true and correct as of such earlier date), and (2) no Default or Event of Default has occurred and is continuing as of the date hereof.
5.Reaffirmation. Each Subsidiary Guarantor hereby consents to the foregoing amendments to the Note Agreement and hereby ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Subsidiary Guaranty, after giving effect to such amendments. Each Subsidiary Guarantor hereby acknowledges, notwithstanding the foregoing amendments, that the Subsidiary Guaranty remains in full force and effect and is hereby ratified and confirmed. Without limiting the generality of the foregoing, each Subsidiary Guarantor agrees and confirms that the Subsidiary Guaranty continues to guaranty the Guaranteed Obligations (as defined in the Subsidiary Guaranty) arising under or in connection with the Amended Note Agreement or any of the Notes.
6.Effect of Amendments. Except as set forth expressly herein, all terms of the Amended Note Agreement and the Amended Subsidiary Guaranty shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Company and the Subsidiary Guarantors. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the holders of the Notes under the Note Agreement or the Subsidiary Guaranty, nor constitute a waiver of any provision of the Note Agreement or the Subsidiary Guaranty.
7.Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York excluding choice-of-law principles of the laws of such State that would permit the application of the laws of a jurisdiction other than such State.
8.No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Note Agreement or the Subsidiary Guaranty or an accord and satisfaction in regard thereto.
9.Costs and Expenses. The Company agrees to pay on demand all costs and expenses of MLIC, MIM, NYL, Prudential and the Noteholders in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Noteholders with respect thereto.
10.Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.
[the remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by its respective authorized officers as of the day and year first above written.

COMPANY:
FASTENAL COMPANY
By: /s/ Holden Lewis
Name: Holden Lewis
Title: Executive Vice President and Chief Financial
Officer

FASTENAL COMPANY PURCHASING
FASTENAL IP COMPANY

By: /s/ Holden Lewis
Name: Holden Lewis
Title: Chief Financial Officer

SIGNATURE PAGE TO SECOND OMNIBUS AMENDMENT TO
MASTER NOTE AGREEMENT AND SUBSIDIARY GUARANTY AGREEMENT

NYL INVESTORS LLC
By: /s/ Sean Campbell
Name: Sean Campbell
Title: Senior Director

NEW YORK LIFE INSURANCE COMPANY
By: NYL Investors LLC, its Investment Manager
By: /s/ Sean Campbell
Name: Sean Campbell
Title: Senior Director
Aggregate principal amount of Series C Notes owned: $14,100,000
Aggregate principal amount of Series E Notes owned: $35,000,000
Aggregate principal amount of Series H Notes owned: $37,000,000

NEW YORK LIFE INSURANCE AND ANNUITY
CORPORATION
By: NYL Investors LLC, its Investment Manager
By: /s/ Sean Campbell
Name: Sean Campbell
Title: Senior Director
Aggregate principal amount of Series C Notes owned: $5,300,000
Aggregate principal amount of Series E Notes owned: $11,100,000
Aggregate principal amount of Series H Notes owned: $10,500,000

SIGNATURE PAGE TO SECOND OMNIBUS AMENDMENT TO
MASTER NOTE AGREEMENT AND SUBSIDIARY GUARANTY AGREEMENT

NEW YORK LIFE INSURANCE AND ANNUITY
CORPORATION INSTITUTIONALLY OWNED
LIFE INSURANCE SEPARATE ACCOUNT
(BOLI 30C)
By: NYL Investors LLC, its Investment Manager
By: /s/ Sean Campbell
Name: Sean Campbell
Title: Senior Director
Aggregate principal amount of Series C Notes owned: $300,000
Aggregate principal amount of Series E Notes owned: $1,000,000
Aggregate principal amount of Series H Notes owned: $1,500,000

NEW YORK LIFE INSURANCE AND ANNUITY
CORPORATION INSTITUTIONALLY OWNED
LIFE INSURANCE SEPARATE ACCOUNT
(BOLI 3-2)
By: NYL Investors LLC, its Investment Manager
By: /s/ Sean Campbell
Name: Sean Campbell
Title: Senior Director
Aggregate principal amount of Series C Notes owned: $300,000

SIGNATURE PAGE TO SECOND OMNIBUS AMENDMENT TO
MASTER NOTE AGREEMENT AND SUBSIDIARY GUARANTY AGREEMENT

THE BANK OF NEW YORK MELLON, A BANKING
CORPORATION ORGANIZED UNDER THE LAWS
OF NEW YORK, NOT IN ITS INDIVIDUAL
CAPACITY BUT SOLELY AS TRUSTEE UNDER
THAT CERTAIN TRUST AGREEMENT DATED AS
OF JULY 1ST, 2015 BETWEEN NEW YORK LIFE
INSURANCE COMPANY, AS GRANTOR, JOHN
HANCOCK LIFE INSURANCE COMPANY (U.S.A.),
AS BENEFICIARY, JOHN HANCOCK LIFE
INSURANCE COMPANY OF NEW YORK, AS
BENEFICIARY, AND THE BANK OF NEW YORK
MELLON, AS TRUSTEE
By: NYL Investors LLC, its Investment Manager
By: /s/ Sean Campbell
Name: Sean Campbell
Title: Senior Director
Aggregate principal amount of Series E Notes owned: $1,000,000
Aggregate principal amount of Series H Notes owned: $1,000,000

COMPSOURCE MUTUAL INSURANCE COMPANY
By: NYL Investors LLC, its Investment Manager
By: /s/ Sean Campbell
Name: Sean Campbell
Title: Senior Director
Aggregate principal amount of Series E Notes owned: $1,900,000

SIGNATURE PAGE TO SECOND OMNIBUS AMENDMENT TO
MASTER NOTE AGREEMENT AND SUBSIDIARY GUARANTY AGREEMENT

METLIFE INVESTMENT MANAGEMENT, LLC
By: /s/ Thomas Ho
Name: Thomas Ho
Title: Authorized Signatory

METROPOLITAN LIFE INSURANCE
COMPANY
By: MetLife Investment Management, LLC, its
Investment Manager
By: /s/ Thomas Ho
Name: Thomas Ho
Title: Authorized Signatory
Aggregate principal amount of Series C Notes owned: $5,000,000
Aggregate principal amount of Series D Notes owned: $29,800,000
Aggregate principal amount of Series F Notes owned: $22,100,000
Aggregate principal amount of Series G Notes owned: $7,200,000

BRIGHTHOUSE LIFE INSURANCE COMPANY
By: MetLife Investment Management, LLC, its
Investment Manager
By: /s/ Thomas Ho
Name: Thomas Ho
Title: Authorized Signatory
Aggregate principal amount of Series C Notes owned: $10,000,000
Aggregate principal amount of Series D Notes owned: $8,800,000
SIGNATURE PAGE TO SECOND OMNIBUS AMENDMENT TO
MASTER NOTE AGREEMENT AND SUBSIDIARY GUARANTY AGREEMENT

Aggregate principal amount of Series G Notes owned: $4,100,000

BRIGHTHOUSE LIFE INSURANCE COMPANY
OF NY
By: MetLife Investment Management, LLC, its
Investment Manager
By: /s/ Thomas Ho
Name: Thomas Ho
Title: Authorized Signatory
Aggregate principal amount of Series G Notes owned: $3,000,000

ZURICH AMERICAN INSURANCE COMPANY
By: MetLife Investment Management, LLC, its
Investment Manager
By: /s/ Thomas Ho
Name: Thomas Ho
Title: Authorized Signatory
Aggregate principal amount of Series D Notes owned: $6,200,000
Aggregate principal amount of Series G Notes owned: $5,700,000

SIGNATURE PAGE TO SECOND OMNIBUS AMENDMENT TO
MASTER NOTE AGREEMENT AND SUBSIDIARY GUARANTY AGREEMENT

PENSION AND SAVINGS COMMITTEE, ON
BEHALF OF THE ZURICH AMERICAN
INSURANCE COMPANY MASTER
RETIREMENT TRUST
By: MetLife Investment Management, LLC, its
Investment Manager
By: /s/ Thomas Ho
Name: Thomas Ho
Title: Authorized Signatory
Aggregate principal amount of Series D Notes owned: $2,600,000
Aggregate principal amount of Series G Notes owned: $1,400,000

ZURICH GLOBAL, LTD.
By: MetLife Investment Management, LLC, its
Investment Manager
By: /s/ Thomas Ho
Name: Thomas Ho
Title: Authorized Signatory
Aggregate principal amount of Series D Notes owned: $4,400,000
Aggregate principal amount of Series G Notes owned: $3,600,000

SYMETRA LIFE INSURANCE COMPANY
By: MetLife Investment Management, LLC, its
Investment Manager
By: /s/ Thomas Ho
Name: Thomas Ho
Title: Authorized Signatory
SIGNATURE PAGE TO SECOND OMNIBUS AMENDMENT TO
MASTER NOTE AGREEMENT AND SUBSIDIARY GUARANTY AGREEMENT

Aggregate principal amount of Series D Notes owned: $13,200,000
Aggregate principal amount of Series F Notes owned: $38,400,000

METROPOLITAN TOWER LIFE INSURANCE
COMPANY
By: MetLife Investment Management, LLC, its
Investment Manager
By: /s/ Thomas Ho
Name: Thomas Ho
Title: Authorized Signatory
Aggregate principal amount of Series D Notes owned: $10,000,000

PENSIONSKASSE DES BUNDES PUBLICA
By: MetLife Investment Management, LLC, its
Investment Manager
By: /s/ Thomas Ho
Name: Thomas Ho
Title: Authorized Signatory
Aggregate principal amount of Series F Notes owned: $9,500,000

METLIFE INSURANCE K.K.
By: MetLife Investment Management, LLC, its
Investment Manager
By: /s/ Thomas Ho
Name: Thomas Ho
Title: Authorized Signatory
Aggregate principal amount of Series C Notes owned: $5,000,000

SIGNATURE PAGE TO SECOND OMNIBUS AMENDMENT TO
MASTER NOTE AGREEMENT AND SUBSIDIARY GUARANTY AGREEMENT

PGIM, INC.
By: /s/ Anna Sabiston
Name: Anna Sabiston
Title: Vice President

THE PRUDENTIAL INSURANCE COMPANY OF
AMERICA
By: /s/ Anna Sabiston
Vice President
Aggregate principal amount of Series C Notes owned: $1,400,000

PRUDENTIAL LEGACY INSURANCE
COMPANY OF NEW JERSEY
By: PGIM, Inc., as Investment Manager
By: /s/ Anna Sabiston
Vice President
Aggregate principal amount of Series C Notes owned: $8,600,000

FARMERS NEW WORLD LIFE INSURANCE
COMPANY
By: PGIM Private Placement Investors, L.P., as
Investment Advisor
By: PGIM Private Placement Investors, Inc., as General
Partner
By: /s/ Anna Sabiston
Vice President
Aggregate principal amount of Series C Notes owned: $6,250,000

SIGNATURE PAGE TO SECOND OMNIBUS AMENDMENT TO
MASTER NOTE AGREEMENT AND SUBSIDIARY GUARANTY AGREEMENT

ZURICH AMERICAN LIFE INSURANCE
COMPANY
By: PGIM Private Placement Investors, L.P., as
Investment Advisor
By: PGIM Private Placement Investors, Inc., as General
Partner
By: /s/ Anna Sabiston
Vice President
Aggregate principal amount of Series C Notes owned: $3,750,000
SIGNATURE PAGE TO SECOND OMNIBUS AMENDMENT TO
MASTER NOTE AGREEMENT AND SUBSIDIARY GUARANTY AGREEMENT

FORM OF FLOATING RATE SHELF NOTE
FASTENAL COMPANY

Series __ Senior Floating Rate Note Due __________, 20__

No. _____	_________, 20__
PPN ______________
ORIGINAL PRINCIPAL AMOUNT:
ORIGINAL ISSUE DATE:
FLOATING RATE NOTE MARGIN:
TERM SOFR ADJUSTMENT:
INTEREST PERIOD AND INTEREST PAYMENT DATES:
FINAL MATURITY DATE:
PRINCIPAL PREPAYMENT DATES AND AMOUNTS:
FOR VALUE RECEIVED, the undersigned, FASTENAL COMPANY (herein called the “Company”), a corporation organized and existing under the laws of the State of Minnesota, hereby promises to pay to ____________, or registered assigns, the principal sum of _____________________ DOLLARS [on the Final Maturity Date specified above (or so much thereof as shall not have been prepaid),] [, payable on the Principal Prepayment Dates and in the Amounts specified above, and on the Final Maturity Date specified above in an amount equal to the unpaid balance of the principal hereof,] with interest from the date hereof (computed for the actual number of days elapsed on the basis of a year consisting of 360-days) (a) on the unpaid balance hereof at a rate per annum equal to the sum of Term SOFR (as determined from time to time for the Interest Period specified above), plus the Term SOFR Adjustment specified above plus the Floating Rate Note Margin specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (1) on any overdue payment of interest, (2) during the continuance of an Event of Default under Section 11(a), (b), (g) or (h) of the Note Purchase Agreement referred to below, and during the continuance of any other Event of Default provided that such other Event of Default has remained uncured for more than 30 days (or such shorter cure period, if any, as is then provided for under the Bank Credit Agreement before interest thereunder begins to accrue at a default rate as a result of a similar event of default), on the unpaid balance hereof and (3) on any overdue payment of any Prepayment Premium or Breakage Amount, at a rate per annum (the “Default Rate”) from time to time equal to the greater of (i) 2.00% over the applicable interest rate referred to in clause (a) above and (ii) 2.00% over the rate of interest publicly announced by Well Fargo Bank, National Association from time to time in New York, New York as its “base” or “prime” rate, payable on each Interest Payment Date (or, at the option of the registered holder hereof, on demand).
Payments of principal of, interest on, any Prepayment Premium and any Breakage Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Wells Fargo Bank, National Association in New York, New
SCHEDULE 1-B
(TO SECOND OMNIBUS AMENDMENT TO MASTER NOTE AGREEMENT
AND SUBSIDIARY GUARANTY AGREEMENT)

York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.
This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Master Note Agreement, dated as of July 20, 2016 (as from time to time amended, the “Note Purchase Agreement”), between the Company, Metropolitan Life Insurance Company, NYL Investors LLC, PGIM, Inc. (formerly known as Prudential Investment Management, Inc.) and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.
This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
[The Company will make required prepayments of principal on the Principal Prepayment Dates and in the Amounts specified above.] This Note is [also] subject to [optional] prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.
If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Prepayment Premium and Breakage Amount) and with the effect provided in the Note Purchase Agreement.
This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.
FASTENAL COMPANY

By:	______________________________
Name:
Title:

S-1B – 2

FORM OF CONFIRMATION OF ACCEPTANCE

FASTENAL COMPANY

Reference is made to the Master Note Agreement (the “Agreement”), dated as of July 20, 2016, among Fastenal Company, a Minnesota corporation (the “Company”), on one hand, and Metropolitan Life Insurance Company (“MetLife”), NYL Investors LLC (“NYL”), PGIM, Inc. (formerly known as Prudential Investment Management, Inc.) (“Prudential”), and each Purchaser which becomes party thereto, on the other hand. All terms used herein that are defined in the Agreement have the respective meanings specified in the Agreement.
[MetLife][NYL][Prudential] or the [MetLife][NYL][Prudential] Affiliate which is named below as a Purchaser of Notes hereby confirms the representations as to such Notes set forth in Section 6 of the Agreement, and agrees to be bound by the provisions of the Agreement applicable to the Purchasers or holders of the Notes.
Pursuant to Section 2.1(e) of the Agreement, an Acceptance with respect to the following Accepted Notes is hereby confirmed:
I.    Accepted Notes:
    Aggregate principal amount: $ __________________
(A)    (a)    Name of Purchaser:
(b)    Principal amount:
(c)    Final maturity date:
(d)    [Principal prepayment dates and amounts:]
(e)    [Fixed interest rate] [Floating Rate Note Margin]:
(f)    [Fixed Rate interest payment period:    [_______] in arrears]
    [Floating Rate Interest Period: [                 months in arrears]]
(g)    [Floating Rate Term SOFR Adjustment: [        ]]
(h)    [Floating Rate Floor: [        ]]
(i)    [Prepayment Premium:]
(j)    Payment and notice instructions: As set forth on attached
    Purchaser Schedule
(B)    (a)    Name of Purchaser:
(b)    Principal amount:
(c)    Final maturity date:
(d)    [Principal prepayment dates and amounts:]
(e)    [Fixed interest rate] [Floating Rate Note Margin]:
(f)    [Fixed Rate interest payment period:    [_______] in arrears]
    [Floating Rate Interest Period: [                 months in arrears]]
(g)    [Floating Rate Term SOFR Adjustment: [        ]]
SCHEDULE 2.1(e)
(TO SECOND OMNIBUS AMENDMENT TO MASTER NOTE AGREEMENT
AND SUBSIDIARY GUARANTY AGREEMENT)

(h)    [Floating Rate Floor: [        ]]
(i)    [Prepayment Premium:]
(j)    Payment and notice instructions: As set forth on attached
    Purchaser Schedule
[(C), (D)..... same information as above.]
II.    Closing Day:
FASTENAL COMPANY

By:	_______________________________
Name:
Title:
Dated:

[METLIFE INVESTMENT MANAGEMENT,
LLC][NYL INVESTORS LLC][PGIM, INC.
(formerly known as Prudential Investment
Management, Inc.)]

By:	_______________________________
Name:
Title:
[INVESTOR GROUP AFFILIATE]

By:	_______________________________
Vice President

[ATTACH PURCHASER SCHEDULES]

CH2:26365935.5

    S-2.1(e) – 2